SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           THE NEW YORK TIMES COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

            --------------------------------------------------------------------

      4.    Date Filed:

            --------------------------------------------------------------------

                                                              The New York Times
                                                                         Company

                                                                  NOTICE OF 2002
                                                              ANNUAL MEETING AND
                                                                 PROXY STATEMENT

[GRAPHIC OMITTED]

[THE NEW YORK TIMES COMPANY LOGO]

             229 West 43rd Street
               New York, NY 10036

                 tel 212-556-1234

                INVITATION TO 2002 ANNUAL MEETING OF STOCKHOLDERS

                          DATE: TUESDAY, APRIL 16, 2002

                                TIME: 10:00 A.M.

                          PLACE: NEW AMSTERDAM THEATRE
                    214 WEST 42ND STREET, NEW YORK, NY 10036

                                                                   March 5, 2002

Dear Stockholder:

Please join me at our Annual Meeting on April 16, 2002, where we will ask you to vote on the election of our Board of Directors and the ratification of the selection of our auditors.

Three of our directors will be retiring next month and will not be standing for re-election at this year's Annual Meeting.

First and foremost, we will be bidding good-by to my father, Punch Sulzberger, who has been on our Board since 1959. Punch spent almost his entire professional career with the Company, beginning in 1951 as a reporter for The New York Times. He became Chairman Emeritus of the Company in 1997, after having served as Chairman and Chief Executive Officer since 1973. Punch was also Publisher of The New York Times from 1963 to 1992. All of us at The New York Times Company are immensely grateful for his many contributions to the success of the Company.

Robert A. Lawrence and Charles H. Price II will also be retiring from the Board this year, after having served since 1993 and 1989. I thank them both for the leadership that they have shown on our Board.

I am very pleased to have Cathy Sulzberger as a new nominee for election to our Board this year. Cathy, who is Punch's daughter and my sister, is a fourth generation member of the Ochs-Sulzberger family. She brings a deep appreciation of the values and societal roles of The New York Times and our Company throughout their history.

In addition to the formal items of business, my colleagues and I will review the major Company developments since our last Annual Meeting and share with you our plans for the future. You will have an opportunity to ask questions and express your views to senior management of The New York Times Company. Members of the Board of Directors will also be present.

Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. You can vote your shares using the Internet, a toll-free telephone number, or by completing and returning the enclosed proxy card by mail. Instructions on each of these voting methods are outlined in the enclosed Proxy Statement. Please vote as soon as possible.

I hope to see you on April 16th.

Sincerely yours,


/s/ Arthur Sulzberger, Jr.
ARTHUR SULZBERGER, JR.
CHAIRMAN OF THE BOARD

[THE NEW YORK TIMES COMPANY LOGO]

             229 West 43rd Street
               New York, NY 10036

                 tel 212-556-1234

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To be held April 16, 2002

TO THE HOLDERS OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK OF THE NEW YORK TIMES COMPANY:

The Annual Meeting of Stockholders of The New York Times Company will be held at 10:00 a.m., local time, on Tuesday, April 16, 2002, at the New Amsterdam Theatre, 214 West 42nd Street, New York, NY 10036, for the following purposes:

      1.    To elect a Board of 13 members;

      2. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP, independent auditors, as auditors for the fiscal year ending December 29, 2002; and

      3. To transact such other business as may properly come before the meeting.

Holders of the Class A and Class B common stock as of the close of business on February 15, 2002, are entitled to notice of and to attend this meeting as set forth in the Proxy Statement. Class A stockholders are entitled to vote for the election of four of the 13 directors. Class A and Class B stockholders, voting together as a single class, are entitled to vote on the proposal to ratify the selection of Deloitte & Touche LLP as auditors for the 2002 fiscal year. Class B stockholders are entitled to vote for the election of nine of the 13 directors and on all other matters presented to the meeting.

New York, NY
March 5, 2002

By Order of the Board of Directors


/s/ Solomon B. Watson IV

SOLOMON B. WATSON IV
SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE BY TELEPHONE, ON THE INTERNET OR BY COMPLETING AND RETURNING THE ENCLOSED PROXY CARD. THIS IS IMPORTANT FOR THE PURPOSE OF INSURING A QUORUM AT THE MEETING.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                           -----
VOTING ON MATTERS BEFORE THE ANNUAL MEETING................................    1
VOTING METHODS.............................................................    2
WHERE TO FIND MORE INFORMATION ON THE NEW YORK TIMES COMPANY...............    3
GENERAL INFORMATION........................................................    4
    The 1997 Trust.........................................................    4
    Principal Holders of Common Stock......................................    5
    Security Ownership of Management and Directors.........................    7
    Section 16(a) Beneficial Ownership Reporting Compliance................    8
PROPOSAL NUMBER 1 - ELECTION OF DIRECTORS..................................    9
    Profiles of Nominees for The Board of Directors........................    9
        Class A Directors..................................................    9
        Class B Directors..................................................   11
    Interest of Directors in Certain Transactions of the Company...........   13
    Board of Directors.....................................................   14
    Board Meetings and Attendance..........................................   14
    Board Committees.......................................................   15
    Directors' Compensation................................................   16
    Directors' and Officers' Liability Insurance...........................   16
    Compensation of Executive Officers.....................................   17
    Compensation Committee Report..........................................   20
    Audit Committee Report.................................................   23
PROPOSAL NUMBER 2 - SELECTION OF AUDITORS..................................   24
    Audit Fees.............................................................   24
    Financial Information Systems Design and Implementation Fees...........   24
    All Other Fees.........................................................   24
    Recommendation and Vote Required.......................................   24
OTHER MATTERS..............................................................   24
    Submission of Stockholder Proposals For 2003...........................   24
    Certain Matters Relating to Proxy Materials and Annual Reports.........   25
APPENDIX I. Audit Committee Charter........................................  I-1

                           THE NEW YORK TIMES COMPANY
                                 PROXY STATEMENT
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 16, 2002

--------------------------------------------------------------------------------
VOTING ON MATTERS BEFORE THE ANNUAL MEETING
--------------------------------------------------------------------------------

Q:    WHAT AM I VOTING ON?

A: There are two items that stockholders are asked to vote on at the 2002 Annual Meeting:

      o     PROPOSAL 1: Election of the Board of Directors; and

      o PROPOSAL 2: Ratification of the selection of our auditors, Deloitte & Touche LLP, as auditors for the fiscal year ending December 29, 2002.

Q:    WHO IS ENTITLED TO VOTE?

A: The New York Times Company has two classes of outstanding voting securities: Class A common stock and Class B common stock. Stockholders of record of Class A or Class B stock as of the close of business on February 15, 2002, may vote at the 2002 Annual Meeting. As of February 15, 2002, there were 149,939,710 shares of Class A stock and 847,020 shares of Class B stock outstanding. Each share of stock is entitled to one vote.

      With respect to the two proposals to be voted on at the Annual Meeting:

      o PROPOSAL 1: Class A stockholders may vote for the election of 4 of the 13 directors. Class B stockholders may vote for the election of 9 of the 13 directors.

      o PROPOSAL 2: Class A and B stockholders, voting together as a single class, may vote on this proposal.

      Class B stockholders are also entitled to vote on all other matters presented to the meeting.

Q:    HOW DO I CAST MY VOTE?

A: If you hold stock as a registered stockholder, you can vote in person at the Annual Meeting or you can vote by mail, telephone or on the Internet. See "Voting Methods," on page 2, for more details.

      If your stock is held through a broker or bank, you will receive voting instructions from your bank or broker describing how to vote your stock. The availability of telephone or Internet voting will depend upon the bank or broker's voting processes.

      Whichever method you use, each valid proxy received in time will be voted at the Meeting by the persons named on the proxy card in accordance with your instructions. To ensure that your proxy is voted, it should be received by the close of business on April 15, 2002.

      If you submit a proxy card without giving instructions, your shares will be voted as recommended by the Board of Directors.

Q:    HOW DOES THE BOARD OF DIRECTORS RECOMMEND VOTING?

A:    The Board of Directors recommends voting:

      o     FOR each nominee to the Board of Directors; and

      o     FOR ratification of Deloitte & Touche LLP as auditors.

Q:    HOW WILL MY STOCK BE VOTED ON OTHER BUSINESS BROUGHT UP AT THE ANNUAL
      MEETING?

A: By submitting your proxy card, you authorize the persons named on the proxy card to use their discretion in voting on any other matter brought before the Annual Meeting. The New York Times Company does not know of any other business to be considered at the Annual Meeting.

Q:    CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

A: Yes. You can change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by executing a later-voted proxy by telephone, mail or the Internet or by voting by ballot at the meeting.

Q:    WILL ABSTENTIONS OR BROKER NON-VOTES AFFECT THE VOTING RESULTS?

A: Abstentions will have the same effect as negative votes on Proposal 2 but no effect on Proposal 1.

      If a broker, which is the record holder of shares, indicates on a proxy form that it does not have discretionary authority to vote these shares on a Proposal, or if shares are voted in other circumstances in which proxy authority is defective or has been withheld on such Proposal, these non-voted shares will be counted for quorum purposes but will have the same effect as a negative vote on Proposal 2 and no effect on Proposal 1.

Q: WHAT IS THE DATE OF DISTRIBUTION OF THIS PROXY STATEMENT AND THE PROXIES SOLICITED HEREBY?

A: We are sending this Proxy Statement and the proxies to our stockholders beginning on or about March 5, 2002.

Q:    WHAT ARE THE COSTS OF THIS PROXY SOLICITATION?

A: The Board of Directors of The New York Times Company is soliciting your proxy for use at the Annual Meeting, and at any adjournment thereof. The Company will bear the cost of this proxy solicitation, including the reimbursement to banks and brokers for reasonable expenses of sending out proxy materials to the beneficial owners of our common stock. We have engaged Georgeson & Company Inc. to assist in soliciting proxies from brokers, banks, institutions and other fiduciaries by mail, telephone, and fax for a fee of $7,500 plus out-of-pocket expenses. In addition, officers of The New York Times Company may solicit proxies in person or by mail, telephone, e-mail or fax.

2


--------------------------------------------------------------------------------
VOTING METHODS
--------------------------------------------------------------------------------

We have been advised by our legal counsel that the procedures that have been put in place are consistent with the requirements of applicable state law. Please remember that if your stock is held through a broker or bank, you will receive voting instructions from your bank or broker describing the available processes for voting your stock.

--------------------------------------------------------------------------------
                  VOTING IN PERSON AT THE ANNUAL MEETING

[GRAPHIC          Attend the Annual Meeting to be held at 10:00 a.m. on Tuesday,
OMITTED]          April 16, 2002, at the New Amsterdam Theatre, 214 West 42nd
                  Street, New York, NY 10036.

                  Please note that even if you hold your stock in street name, you can still vote in person at the Annual Meeting if you obtain a legal proxy from your broker. Please contact your broker for information.

--------------------------------------------------------------------------------
                  INTERNET VOTING (AVAILABLE 24 HOURS A DAY)

                  Go to the Web site address: http://www.eproxyvote.com/nyt for
                                              Class A stockholders

                                              http://www.eproxyvote.com/nyt1 for
                                              Class B stockholders

                  Enter your Control Number. You will find it on your proxy card, to the right of your name and address on the lower right of your card.

[GRAPHIC          Mark your selections.
OMITTED]
                  Click on "Submit your vote."

                  Review your recorded selections.

                  Click on "Proceed" to confirm your vote.

                  If you currently receive the Company's Proxy Statement, Annual Report and proxy card by mail and would prefer to receive these documents via the Internet, you may consent to future Internet receipt of these documents when voting your shares on the Internet.

--------------------------------------------------------------------------------
                  TELEPHONE VOTING (AVAILABLE 24 HOURS A DAY)

[GRAPHIC          Call 1-877-PRX-VOTE (1-877-779-8683)
OMITTED]
                  Enter your Control Number. You will find it on your proxy card, to the right of your name and address on the lower right of your card.

                  Follow the voice prompts.

--------------------------------------------------------------------------------
                  PROXY CARD VOTING BY MAIL

[GRAPHIC          Mark your selections.
OMITTED]
                  Date and sign your name as it appears on the proxy card.

                  Mail the completed proxy in the return envelope provided.

                  NOTE: IF YOU VOTED BY TELEPHONE OR THE INTERNET, DO NOT RETURN YOUR PROXY CARD BY MAIL.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION ON THE NEW YORK TIMES COMPANY
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE

o The Securities Exchange Commission (the "SEC") allows us to "incorporate by reference" information into this Proxy Statement. This means we can disclose important information to you by referring to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except where superseded by information in this Proxy Statement.

o This Proxy Statement incorporates by reference the Annual Report of the Company on Form 10-K for the year ended December 30, 2001, that we have previously filed with the SEC and that includes audited financial statements. A copy of the Form 10-K is included in the Annual Report that accompanies this Proxy Statement. We are also incorporating by reference any additional documents that we may file with the SEC between the date of this Proxy Statement (March 5, 2002) and the date of our Annual Meeting (April 16, 2002).

HOW TO OBTAIN DOCUMENTS INCORPORATED BY REFERENCE

o You can obtain any of the incorporated documents (including an additional copy of our 2001 Annual Report on Form 10-K) by contacting us or the SEC (see next column for information on contacting the SEC). To obtain documents from us, please direct requests in writing or by telephone to:

      The New York Times Company
      229 West 43rd Street
      New York, NY 10036
      Phone: (212) 556-1234
      Attention: Corporate Secretary

o We will send you the documents incorporated by reference without charge, excluding exhibits, unless we have specifically incorporated the exhibit by reference in this Proxy Statement.

o If you would like to request documents from us, including any documents we may subsequently file with the SEC prior to the Annual Meeting, please do so by April 1, 2002, so that you will receive them before the Annual Meeting.

ADDITIONAL INFORMATION

There are a number of other sources for additional information on The New York Times Company:

o The Securities Exchange Commission. We file reports, proxy statements and other information with the SEC, much of which can be accessed through the SEC's Internet site (http://www.sec.gov) or can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. Please call 1-800-732-0330 for further information on the Public Reference Room.

o The New York Stock Exchange. As the Class A stock of The New York Times Company is listed on the New York Stock Exchange, reports and other information on the Company can be reviewed at the office of the New York Stock Exchange at 20 Broad Street, New York, NY 10005.

o The New York Times Company Web site. Our Web site at http://www.nytco.com provides ongoing information about the Company and its performance. Please note that information contained on our Web site does not constitute part of this Proxy Statement.

--------------------------------------------------------------------------------

      IMPORTANT NOTE:

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS AT THE ANNUAL MEETING. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated March 5, 2002. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

--------------------------------------------------------------------------------

4


--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE 1997 TRUST

Since the purchase of THE NEW YORK TIMES newspaper by Adolph S. Ochs in 1896, control of THE NEW YORK TIMES and related properties has rested with his family. Family members have taken an active role in the stewardship and management of The New York Times Company. The title of Publisher of THE NEW YORK TIMES has been held by various family members, from Adolph S. Ochs to the current Publisher, Arthur Sulzberger, Jr., who also serves as the current Chairman of the Board.

In February 1990, on the death of Adolph Ochs's daughter, Iphigene Ochs Sulzberger ("Mrs. Sulzberger"), control passed to her four children through the automatic termination of a trust established by her father. That trust held 83.7 percent of the Class B stock of the Company, which is not publicly traded and the holders of which have the right to elect approximately 70% of the Board of Directors. Mrs. Sulzberger's four children are: Marian S. Heiskell, Ruth S. Holmberg, Judith P. Sulzberger and Arthur Ochs Sulzberger (the "grantors").

In 1997, the grantors executed an indenture (the "Trust Indenture") creating a trust (the "1997 Trust") for the benefit of each of the grantors and his or her family. The grantors transferred to the 1997 Trust all shares of Class B stock previously held by the trust established by Adolph Ochs, together with a number of shares of the Class A stock. The 1997 Trust currently holds 738,810 shares of Class B stock and 1,400,000 shares of Class A stock. The 1997 Trust is also the indirect owner of an additional 5,260,300 shares of Class A stock. The primary objective of the 1997 Trust is to maintain the editorial independence and the integrity of THE NEW YORK TIMES and to continue it as an independent newspaper, entirely fearless, free of ulterior influence and unselfishly devoted to the public welfare ("the primary objective of the 1997 Trust").

The current trustees of the 1997 Trust, as amended, are Daniel H. Cohen, Lynn G. Dolnick, Jacqueline H. Dryfoos, Arthur Golden, Michael Golden, Arthur Ochs Sulzberger, Arthur Sulzberger, Jr., and Cathy J. Sulzberger (the "Trustees").

The 1997 Trust will continue in existence until the expiration of 21 years after the death of the survivor of all descendants of Mrs. Sulzberger living on December 14, 2000. The Trust Indenture is subject to the terms and provisions of a 1986 shareholders agreement (the "Shareholders Agreement") among the grantors, their children and the Company, which restricts the transfer of Class B stock held by the 1997 Trust by requiring, prior to any sale or transfer, the offering of those shares among the other family stockholders (including the 1997 Trust) and then to the Company at the Class A stock market price then prevailing (or if the Company is the purchaser, at the option of the selling stockholder, in exchange for Class A stock on a share-for-share basis). The Shareholders Agreement provides for the conversion of such shares into Class A stock if the purchase rights are not exercised by the family stockholders (including the 1997 Trust) or the Company and such shares of Class A stock are to be transferred to a person or persons other than family stockholders or the Company. There are certain exceptions for gifts and other transfers within the family of Adolph S. Ochs provided that the recipients become parties to the Shareholders Agreement.

In addition, the Shareholders Agreement provides that if the Company is a party to a merger (other than a merger solely to change the Company's jurisdiction of incorporation), consolidation or plan of liquidation in which the Class B stock is exchanged for cash, stock, securities or any other property of the Company or of any other corporation or entity, each signing stockholder will convert his or her shares of Class B stock into Class A stock prior to the effective date of such transaction so that a holder of such shares will receive the same cash, stock or other consideration that a holder of Class A stock would receive in such a transaction. Except for the foregoing, each signing stockholder has agreed not to convert any shares of Class B stock received from a trust created under the will of Adolph S. Ochs into Class A stock. The Shareholders Agreement will terminate upon the expiration of 21 years after the death of the survivor of all descendants of Mrs. Sulzberger living on August 5, 1986.

The Trustees, subject to the limited exceptions described below, are directed to retain the Class B stock held in the 1997 Trust and not to sell, distribute or convert such shares into Class A stock and to vote such Class B stock against any merger, sale of assets or other transaction pursuant to which control of THE NEW YORK TIMES passes from the Trustees, unless they unanimously determine that the primary objective of the 1997 Trust can be achieved better by the sale, distribution or conversion of such stock or by the implementation of such transaction. If upon such determination any Class B stock is distributed to the beneficiaries of the 1997 Trust, it must be distributed only to descendants of Mrs. Sulzberger, subject to the provisions of the Shareholders Agreement (if it is still in effect). Similarly, any sale by the 1997 Trust of Class B stock upon such determination can be made only in compliance with the Shareholders Agreement.

The Trustees are granted various powers and rights, including among others: (i) to vote all of the shares of Class A and Class B stock held by the 1997 Trust;
(ii) to nominate the trustees who also serve on the Company's Board of Directors; and (iii) to amend certain provisions of the Trust Indenture, but not the provisions relating to retaining the Class B stock or the manner in which such shares may be distributed, sold or converted. The Trustees act by the affirmative vote of six of the eight Trustees. Generally, a Trustee may be removed by the agreement of six of the remaining seven Trustees. In general, when a vacancy occurs in the position of a trustee who does not serve on the Company's Board of Directors, the new trustee shall be elected by the beneficiaries of the 1997 Trust.

Upon the termination of the 1997 Trust at the end of the stated term thereof, the shares of Class A and Class B stock held by such trust will be distributed to the descendants of Mrs. Sulzberger then living.

--------------------------------------------------------------------------------
PRINCIPAL HOLDERS OF COMMON STOCK
--------------------------------------------------------------------------------

The following table sets forth the only persons who, to the knowledge of management, owned beneficially on February 15, 2002, more than 5% of the outstanding shares of either Class A or Class B stock:

                                                                                                SHARES (%)
                                                                      --------------------------------------------------------------
NAME AND ADDRESS                                                                CLASS A                        CLASS B
------------------------------------------------------------------------------------------------------------------------------------

1997 Trust(1,2)..................................................      7,399,110      (4.9%)             738,810     (87.2%)
229 West 43rd Street
New York, NY 10036

Daniel H. Cohen(1,2,3)...........................................      7,476,646      (5.0%)             740,430     (87.4%)
229 West 43rd Street
New York, NY 10036

Lynn G. Dolnick(1,2,4)...........................................      7,441,312      (4.9%)             739,928     (87.4%)
229 West 43rd Street
New York, NY 10036

Jacqueline H. Dryfoos(1,2,5).....................................      7,892,416      (5.2%)             739,410     (87.3%)
229 West 43rd Street
New York, NY 10036

Arthur S. Golden(1,2,6)..........................................      7,504,012      (5.0%)             739,928     (87.4%)
229 West 43rd Street
New York, NY 10036

Michael Golden(1,2,7)............................................      7,710,762      (5.1%)             739,930     (87.4%)
229 West 43rd Street
New York, NY 10036

Arthur Ochs Sulzberger(1,2,8)....................................     13,376,576      (8.8%)             742,380     (87.6%)
229 West 43rd Street
New York, NY 10036

Arthur Sulzberger, Jr.(1,2,9)....................................      7,872,433      (5.2%)             739,770     (87.3%)
229 West 43rd Street
New York, NY 10036

Cathy J. Sulzberger(1,2,10)......................................      7,482,880      (5.0%)             739,770     (87.3%)
229 West 43rd Street
New York, NY 10036

Prudential Financial, Inc.(11)...................................      9,853,454      (6.5%)                   0
751 Broad Street
Newark, NJ 07102

----------

1. Each of the Trustees shares voting and investment power with respect to the shares owned by the 1997 Trust. Thus, under SEC regulations, each may be deemed a beneficial owner of the shares held by the 1997 Trust. Such shares are therefore included in the amounts listed in this table for each of them. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table. By virtue of their being co-trustees of the 1997 Trust, the Trustees could be deemed to comprise a "group" within the meaning of SEC regulations. Such group is the beneficial owner in the aggregate of 14,963,267 shares of Class A stock, representing approximately 9.8% of the outstanding shares of Class A stock, which shares include 749,876 shares issuable upon the conversion of 749,876 shares of Class B stock and 1,507,928 shares of Class A stock which could be acquired within 60 days upon the exercise of options granted under the Company's stock option plans. This number also includes 5,260,300 shares of Class A stock owned indirectly by the Trust.

2. Class B stock is convertible into Class A stock on a share-for-share basis. Ownership of Class B stock is therefore deemed to be beneficial ownership of Class A stock under SEC regulations. For purposes of the table of Class A stock ownership, it has been assumed that each person listed therein as holding Class B stock has converted into Class A stock all shares of Class B stock of which that person is deemed the beneficial owner. Thus all shares of Class B stock held by the 1997 Trust

                                          (FOOTNOTES CONTINUE ON FOLLOWING PAGE)

6


(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

      and by the Trustees have been included in the calculation of the total amount of Class A stock owned by each such person as well as in the calculation of the total amount of Class B stock owned by each such person. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table.

3. In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Mr. Cohen include (a) 25,140 shares of Class A stock held jointly with his wife, 3,168 shares of Class A stock held solely and 1,620 shares of Class B stock held solely and (b) 47,608 shares of Class A stock held by two charitable trusts of which Mr. Cohen is a co-trustee and of which Mr. Cohen disclaims beneficial ownership.

4. In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Dr. Dolnick include (a) 11,734 shares of Class A stock and 1,118 shares of Class B stock held jointly with her husband and
      (b) 29,350 shares of Class A stock held by two trusts of which Dr. Dolnick is the sole trustee. These trusts were created by Dr. Dolnick's brother, Michael Golden, for the benefit of his daughters. Dr. Dolnick disclaims beneficial ownership of these shares.

5. In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Ms. Dryfoos include (a) 484,706 shares of Class A stock and 600 shares of Class B stock held solely and (b) 8,000 shares of Class A stock which could be acquired within 60 days upon the exercise of options granted under the Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan").

6. In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Mr. A. Golden include (a) 5,784 shares of Class A stock and 1,118 shares of Class B stock held jointly with his wife and
      (b) 98,000 shares of Class A stock held by two charitable trusts of which Mr. A. Golden is the sole trustee. The holdings of Class A stock reported for Mr. A. Golden exclude 35,886 shares of Class A stock held by trusts of which Mr. A. Golden's wife is a trustee and the beneficiaries of which are their children.

7. In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Mr. M. Golden include (a) 6,026 shares of Class A stock and 1,120 shares of Class B stock held solely and 28,848 shares of Class A stock held jointly with his wife and (b) 275,658 shares which can be acquired within 60 days upon the exercise of options granted under the Company's 1991 Executive Stock Incentive Plan (the "NYT Stock Plan") (of which 65,562 have been transferred to a family limited partnership). The holdings of Class A stock reported for Mr. M. Golden exclude 700 shares of Class A stock owned by his wife as her separate property.

8. In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Mr. Sulzberger include (a) 4,867,384 shares of Class A stock and 3,570 shares of Class B stock held solely, (b) 798,876 shares of Class A stock which could be acquired within 60 days upon the exercise of options granted under the NYT Stock Plan and the Directors' Plan, and (c) 307,636 shares of Class A stock held by The Sulzberger Foundation, Inc., a private foundation of which he is an officer and director. The holdings of Class A stock reported for Mr. Sulzberger exclude 2,054 shares of Class A stock owned by his wife as her separate property.

9. In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings reported for Mr. Sulzberger, Jr. include (a) 26,150 shares of Class A stock and 960 shares of Class B stock held solely and 1,129 shares of Class A stock held jointly with his wife, (b) 19,690 shares of Class A stock held by trusts of which Mr. Sulzberger, Jr. is a co-trustee, which were created by Mr. Sulzberger, Jr.'s cousin for the benefit of the latter's children and of which Mr. Sulzberger, Jr. disclaims beneficial ownership, and (c) 425,394 shares which could be acquired within 60 days upon the exercise of options granted under the NYT Stock Plan (of which 100,196 have been transferred to a family limited partnership). The holdings of Class A stock reported for Mr. Sulzberger, Jr. exclude 21,870 shares of Class A stock held by trusts of which Mr. Sulzberger, Jr.'s wife is a co-trustee and the beneficiaries of which are their children.

10. In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Ms. Sulzberger include (a) 40,271 shares of Class A stock and 960 shares of Class B stock held solely and (b) 33,948 shares of Class A stock held by two trusts of which Ms. Sulzberger is the sole trustee and 8,591 shares of Class A stock held by one trust of which Ms. Sulzberger is a co-trustee. Ms. Sulzberger disclaims beneficial ownership of all shares of Class A stock held by the three trusts. The holdings of Class A stock reported for Ms. Sulzberger exclude 1,506 shares of Class A stock held by her husband as his separate property.

11.   According to information contained in its filing with the SEC pursuant to
      Section 13(g) of the Securities Exchange Act of 1934, as amended, by Prudential Financial, Inc. ("Prudential Financial"), as of December 31, 2001, Prudential Financial may be deemed to have beneficially owned 9,853,454 shares of Class A stock. According to the filing, 2,100 of such shares were held for the benefit of the general account of its subsidiary, Prudential Insurance Company of America, and the remaining 9,851,354 shares were held for Prudential Financial's own benefit or for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates, including Prudential Financial's subsidiary, Jennison Associates LLC ("Jennison"). According to the separate filing made by Jennison, in its role as an investment adviser of various managed portfolios, as of December 31, 2001, Jennison may be deemed to have been the beneficial owner of 9,050,911 of these shares of Class A stock. Each filing states that the shares were acquired in the ordinary course of business and not with the purpose or effect of changing or influencing control of the Company.

--------------------------------------------------------------------------------
SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS
--------------------------------------------------------------------------------

The following table shows the beneficial ownership, reported to the Company as of February 15, 2002, of Class A and Class B stock, including shares as to which a right to acquire ownership exists (by the exercise of stock options or the conversion of Class B stock into Class A stock) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, of each director, each nominee for election as director, the chief executive officer and the four other most highly compensated executive officers of the Company during 2001 and all directors, nominees and executive officers of the Company, as a group. A portion of the shares reported below are held by the 1997 Trust, whose Trustees share voting and, in some cases, investment power with respect thereto. See "The 1997 Trust."

                                                                                             SHARES (%)
                                                                      --------------------------------------------------------------
                                                                               CLASS A                         CLASS B
------------------------------------------------------------------------------------------------------------------------------------
John F. Akers(1).................................................         31,542                               0
Director

Brenda C. Barnes(1)..............................................         21,450                               0
Director

Raul E. Cesan(1).................................................         37,000                               0
Director

Jacqueline H. Dryfoos(2,3).......................................      7,892,416      (5.2%)             739,410     (87.3%)
Director

Michael Golden (2,3).............................................      7,710,762      (5.1%)             739,930     (87.4%)
Vice Chairman, Senior Vice President and Director

William E. Kennard...............................................          1,200                               0
Director

Robert A. Lawrence(1)............................................         61,996                               0
Director

Russell T. Lewis(4)..............................................        416,959                               0
President, Chief Executive Officer and Director

David E. Liddle(1)...............................................         10,600                               0
Director

Ellen R. Marram(1)...............................................         20,000                               0
Director

John M. O'Brien(4,5).............................................        335,894                               0
Former Senior Vice President and Chief Financial Officer

Charles H. Price II(1)...........................................         31,325                               0
Director

Janet L. Robinson(4).............................................        205,286                               0
Senior Vice President, Newspaper Operations, and
President and General Manager of THE NEW YORK TIMES

Henry B. Schacht(1)..............................................         22,000                               0
Director

Donald M. Stewart(1).............................................         27,710                               0
Director

Arthur Ochs Sulzberger(2,3)......................................     13,376,576      (8.8%)             742,380     (87.6%)
Chairman Emeritus and Director

Arthur Sulzberger, Jr.(2,3)......................................      7,872,433      (5.2%)             739,770     (87.3%)
Chairman of the Board, Publisher of THE NEW YORK TIMES
and Director

                        (TABLE CONTINUES AND FOOTNOTES APPEAR ON FOLLOWING PAGE)

8


                                                                                              SHARES (%)
------------------------------------------------------------------------------------------------------------------------------------
                                                                            CLASS A                           CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Cathy J. Sulzberger(2,3).........................................      7,482,880      (5.0%)             739,770     (87.3%)
Nominee for Director

All Directors, Nominees and Executive Officers(2)
(27 individuals).................................................     16,206,210     (10.6%)             746,020     (88.1%)

----------

NOTE: EACH INDIVIDUAL DIRECTOR, NOMINEE AND EXECUTIVE OFFICER HAS BENEFICIAL OWNERSHIP OF LESS THAN 1%, OTHER THAN IN THOSE INSTANCES NOTED.

1. The amounts reported include shares of Class A stock which could be acquired within 60 days upon the exercise of stock options under the Directors' Plan, as follows: Mr. Akers: 22,000 shares; Ms. Barnes: 16,000 shares; Mr. Cesan: 12,000 shares; Mr. Lawrence: 26,000 shares; Dr. Liddle:
      8,000 shares; Ms. Marram: 16,000 shares; Ambassador Price: 28,000 shares; Mr. Schacht: 12,000 shares; Dr. Stewart: 20,000 shares.

2. Class B stock is convertible into Class A stock on a share-for-share basis. Ownership of Class B stock is therefore deemed to be beneficial ownership of Class A stock under SEC regulations. For purposes of the presentation of ownership of Class A stock in this table, it has been assumed that each director, nominee and executive officer has converted into Class A stock all shares of Class B stock of which that person is deemed the beneficial owner. Thus all shares of Class B stock held by the directors, nominees and executive officers, including shares held by the 1997 Trust, have been included in the calculation of the total amount of Class A stock owned by such persons as well as in the calculation of the total amount of Class B stock owned by such persons. As a result of this presentation, there are duplications in the number of shares and percentages shown in this table.

3. See "Principal Holders of Common Stock" and "The 1997 Trust" for a discussion of this director's holdings.

4. The amounts reported include shares of Class A stock which could be acquired within 60 days upon the exercise of stock options under the NYT Stock Plan, as follows: Mr. Lewis: 343,694 shares (of which 29,673 options have been transferred to his two children); Mr. O'Brien: 333,641 shares; Ms. Robinson: 191,528 shares. Also, the amounts reported include 70,000 restricted shares of Class A stock granted under the NYT Stock Plan owned by Mr. Lewis and 8,000 restricted shares of Class A stock granted under the NYT Stock Plan owned by Ms. Robinson.

5. Mr. O'Brien resigned as Senior Vice President and Chief Financial Officer effective December 31, 2001.

--------------------------------------------------------------------------------
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

The Company's directors and executive officers and the beneficial holders of more than 10% of the Class A stock are required to file reports with the SEC of changes in their ownership of Company stock. Based on its review of such reports, the Company believes that all such filing requirements were met during 2001.

--------------------------------------------------------------------------------
PROPOSAL NUMBER 1 -
ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Thirteen Directors will be elected to the Board of The New York Times Company at the 2002 Annual Meeting. Nominees proposed for election as directors are listed below. Directors will hold office until the next Annual Meeting and until their successors are elected and qualified. Each of the nominees is now a member of the Board of Directors and was elected at the 2001 Annual Meeting for which proxies were solicited, except for William E. Kennard, who was elected by the Board of Directors on May 15, 2001, and Cathy J. Sulzberger.

The Certificate of Incorporation of the Company provides that Class A stockholders have the right to elect 30% of the Board of Directors (or the nearest larger whole number). Accordingly, Class A stockholders will elect four of the 13 directors; Class B stockholders will elect nine. Directors are elected by a plurality of the votes cast.

CLASS A NOMINEES (4)                                      CLASS B NOMINEES (9)
--------------------------------------------------------------------------------
Raul E. Cesan                                             John F. Akers
William E. Kennard                                        Brenda C. Barnes
Henry B. Schacht                                          Jacqueline H. Dryfoos
Donald M. Stewart                                         Michael Golden
                                                          Russell T. Lewis
                                                          David E. Liddle
                                                          Ellen R. Marram
                                                          Arthur Sulzberger, Jr.
                                                          Cathy J. Sulzberger

If any of the nominees become unavailable for election, all uninstructed proxies will be voted for such other person or persons designated by the Board. The Board has no reason to anticipate that this will occur.

NOTES ON NOMINEES:

o     Cathy J. Sulzberger and Arthur Sulzberger, Jr. are siblings.

o     Michael Golden, Arthur Sulzberger, Jr., Cathy J. Sulzberger and Jacqueline
      H. Dryfoos are cousins.

o Robert A. Lawrence, Charles H. Price II and Arthur Ochs Sulzberger are retiring from the Board and are not standing for re-election to the Board at the 2002 Annual Meeting.

--------------------------------------------------------------------------------
PROFILES OF NOMINEES FOR THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

The following information was provided by the nominees:

CLASS A DIRECTORS

[PHOTO OMITTED]   RAUL E. CESAN

                  AGE:                             54

                  DIRECTOR SINCE:                  1999

                  PRINCIPAL OCCUPATION:            Director of various
                                                   corporations and consultant

                  RECENT BUSINESS EXPERIENCE:      President and Chief Operating
                                                   Officer of Schering-Plough
                                                   Corporation (from 1998 to
                                                   2001), Executive Vice
                                                   President of Schering-Plough
                                                   Corporation and President of
                                                   Schering-Plough
                                                   Pharmaceuticals (from 1994 to
                                                   1998), President of Schering
                                                   Laboratories (from 1992 to
                                                   1994), President of
                                                   Schering-Plough International
                                                   (from 1988 to 1992)

                  OTHER DIRECTORSHIPS:             First Health Group Corp.

                  COMMITTEE MEMBERSHIPS:           Audit and Finance

--------------------------------------------------------------------------------

10


--------------------------------------------------------------------------------
[PHOTO OMITTED]   WILLIAM E. KENNARD

                  AGE:                             45

                  DIRECTOR SINCE:                  2001

                  PRINCIPAL OCCUPATION:            Managing Director, The
                                                   Carlyle Group

                  RECENT BUSINESS EXPERIENCE:      Chairman of the Federal
                                                   Communications Commission
                                                   (from 1997 to 2001), General
                                                   Counsel of the Federal
                                                   Communications Commission
                                                   (from 1993 to 1997)

                  OTHER DIRECTORSHIPS:             Nextel Communications, Inc.
                                                   and Handspring, Inc.

                  COMMITTEE MEMBERSHIPS:           Nominating & Governance, and
                                                   Finance

--------------------------------------------------------------------------------
[PHOTO OMITTED]   HENRY B. SCHACHT

                  AGE:                             67

                  DIRECTOR SINCE:                  1999

                  PRINCIPAL OCCUPATION:            Chairman (from 1996 to 1998
                                                   and from October 2000), Chief
                                                   Executive Officer (from 1996
                                                   to 1997 and from October 2000
                                                   to January 2001), and Senior
                                                   Advisor (from 1998 to 1999),
                                                   Lucent Technologies Inc.

                  RECENT BUSINESS EXPERIENCE:      Managing Director and Senior
                                                   Advisor, E.M. Warburg, Pincus
                                                   & Co., L.L.C., from 1999
                                                   (currently on unpaid leave);
                                                   Chairman, Avaya Inc.
                                                   (September 2000 to October
                                                   2000); Chairman (from 1977 to
                                                   1995) and Chief Executive
                                                   Officer (from 1973 to 1994),
                                                   Cummins Engine Company, Inc.

                  OTHER DIRECTORSHIPS:             Agere Systems, Avaya Inc.,
                                                   Alcoa Inc. (Aluminum Company
                                                   of America), Johnson &
                                                   Johnson, Knoll, Inc. and
                                                   Lucent Technologies Inc.

                  COMMITTEE MEMBERSHIPS:           Finance and Compensation

--------------------------------------------------------------------------------
[PHOTO OMITTED]   DONALD M. STEWART

                  AGE:                             63

                  DIRECTOR SINCE:                  1986

                  PRINCIPAL OCCUPATION:            President and Chief Executive
                                                   Officer, The Chicago
                                                   Community Trust (from 2000)

                  RECENT BUSINESS EXPERIENCE:      Senior Program Officer and
                                                   Special Advisor to the
                                                   President, Carnegie
                                                   Corporation of New York (from
                                                   1999 to 2000); President of
                                                   The College Board
                                                   (association of high schools
                                                   and colleges, sponsor of the
                                                   Scholastic Assessment Test
                                                   (SAT) and other academic
                                                   activities) (from 1987 to
                                                   1999)

                  OTHER DIRECTORSHIPS:             Principal Financial Group
                                                   (Bankers Life of Iowa
                                                   Insurance Company) and
                                                   Campbell Soup Company

                  COMMITTEE MEMBERSHIPS:           Compensation, Foundation, and
                                                   Nominating & Governance

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS B DIRECTORS

[PHOTO OMITTED]   JOHN F. AKERS

                  AGE:                             67

                  DIRECTOR SINCE:                  1985

                  PRINCIPAL OCCUPATION:            Director of various
                                                   corporations

                  RECENT BUSINESS EXPERIENCE:      Chairman (from 1986 to 1993),
                                                   Director (from 1983 to 1993),
                                                   Chief Executive Officer (from
                                                   1985 to 1993), and President
                                                   (from 1983 to 1989),
                                                   International Business
                                                   Machines Corporation

                  OTHER DIRECTORSHIPS:             PepsiCo, Inc., Lehman
                                                   Brothers Holdings Inc.,
                                                   Hallmark Cards, Inc., and
                                                   W.R. Grace & Co.

                  COMMITTEE MEMBERSHIPS:           Finance (Chairman),
                                                   Compensation, and Nominating
                                                   & Governance

--------------------------------------------------------------------------------
[PHOTO OMITTED]   BRENDA C. BARNES

                  AGE:                             48

                  DIRECTOR SINCE:                  1998

                  PRINCIPAL OCCUPATION:            Adjunct Professor, Kellogg
                                                   Graduate School of
                                                   Management; Visiting
                                                   Lecturer, North Central
                                                   College; and director of
                                                   various corporations

                  RECENT BUSINESS EXPERIENCE:      Interim President and Chief
                                                   Operating Officer, Starwood
                                                   Hotels & Resorts (from
                                                   November 1999 to March 2000);
                                                   President and Chief Executive
                                                   Officer (from 1996 to 1997)
                                                   and Chief Operating Officer
                                                   (from 1993 to 1996),
                                                   Pepsi-Cola North America,
                                                   President (1992), Pepsi-Cola
                                                   South

                  OTHER DIRECTORSHIPS:             Sears, Roebuck and Co., Avon
                                                   Products, Inc., LucasArts
                                                   Entertainment Company L.L.C.
                                                   and LucasDigital Ltd.

                  COMMITTEE MEMBERSHIPS:           Compensation (Chairman) and
                                                   Finance

--------------------------------------------------------------------------------
[PHOTO OMITTED]   JACQUELINE H. DRYFOOS

                  AGE:                             58

                  DIRECTOR SINCE:                  2000

                  PRINCIPAL OCCUPATION:            Psychotherapist

                  RECENT BUSINESS EXPERIENCE:      Private Practice (from 1981)

                                                   Institute of Contemporary
                                                   Psychotherapy (from 1986 to
                                                   2000)

                  COMMITTEE MEMBERSHIPS:           Foundation (Chairman) and
                                                   Finance

--------------------------------------------------------------------------------

12


--------------------------------------------------------------------------------
[PHOTO OMITTED]   MICHAEL GOLDEN

                  AGE:                             52

                  DIRECTOR SINCE:                  1997

                  PRINCIPAL OCCUPATION:            Vice Chairman and Senior Vice
                                                   President of the Company
                                                   (from 1997)

                  RECENT BUSINESS EXPERIENCE:      Vice President, Operations
                                                   Development, of the Company
                                                   (from 1996 to 1997),
                                                   Executive Vice President, NYT
                                                   Sports/Leisure Magazines, and
                                                   Vice President and Publisher,
                                                   TENNIS magazine (from 1995 to
                                                   1996) and Executive Vice
                                                   President and General Manager
                                                   (from 1994 to 1995) and
                                                   Senior Vice President and
                                                   General Manager (from 1993 to
                                                   1994), NYT Women's Magazines

                  COMMITTEE MEMBERSHIPS:           Foundation
--------------------------------------------------------------------------------
[PHOTO OMITTED]   RUSSELL T. LEWIS

                  AGE:                             54

                  DIRECTOR SINCE:                  1997

                  PRINCIPAL OCCUPATION:            President (from 1996) and
                                                   Chief Executive Officer (from
                                                   1997) of the Company

                  RECENT BUSINESS EXPERIENCE:      Chief Operating Officer of
                                                   the Company (from 1996 to
                                                   1997), President and General
                                                   Manager (from 1993 to 1996),
                                                   Deputy General Manager (from
                                                   1991 to 1993), Senior Vice
                                                   President, Production (from
                                                   1988 to 1991) and Senior Vice
                                                   President, Circulation (from
                                                   1984 to 1988), THE NEW YORK
                                                   TIMES
--------------------------------------------------------------------------------
[PHOTO OMITTED]   DAVID E. LIDDLE

                  AGE:                             57

                  DIRECTOR SINCE:                  2000

                  PRINCIPAL OCCUPATION:            Partner, U.S. Venture
                                                   Partners (from 2000)

                  RECENT BUSINESS EXPERIENCE:      Chairman (1999), President
                                                   (from 1992 to 1999) and
                                                   Co-Founder of Interval
                                                   Research Corporation; Vice
                                                   President, Personal Systems,
                                                   International Business
                                                   Machines Corporation (1991);
                                                   President and Chief Executive
                                                   Officer, Metaphor Computer
                                                   Systems (from 1982 to 1991)

                  COMMITTEE MEMBERSHIPS:           Audit and Compensation
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PHOTO OMITTED]   ELLEN R. MARRAM

                  AGE:                             55

                  DIRECTOR SINCE:                  1998

                  PRINCIPAL OCCUPATION:            Managing Director, North
                                                   Castle Partners, LLC (from
                                                   2000)

                  RECENT BUSINESS EXPERIENCE:      President and Chief Executive
                                                   Officer of efdex, Inc. (the
                                                   Electronic Food & Drink
                                                   Exchange) (from 1999 to
                                                   2000); President (from 1993
                                                   to 1998) and Chief Executive
                                                   Officer (from 1997 to 1998),
                                                   Tropicana Beverage Group, and
                                                   Executive Vice President, The
                                                   Seagram Company Ltd. and
                                                   Joseph E. Seagram & Sons Inc.
                                                   (from 1993 to 1998); Senior
                                                   Vice President, Nabisco Foods
                                                   Group, and President and
                                                   Chief Executive Officer,
                                                   Nabisco Biscuit Company (from
                                                   1988 to 1993)

                  OTHER DIRECTORSHIPS:             Ford Motor Company, Eli Lilly
                                                   and Company (effective June
                                                   1, 2002)

                  COMMITTEE MEMBERSHIPS:           Audit (Chairman), Foundation,
                                                   and Nominating & Governance
--------------------------------------------------------------------------------
[PHOTO OMITTED]   CATHY J. SULZBERGER

                  AGE:                             52

                  PRINCIPAL OCCUPATION:            Partner, LHIW Real Estate
                                                   Development Partnership

                  RECENT BUSINESS EXPERIENCE:      Director, The Chattanooga
                                                   Times (from 1996 to 1999);
                                                   Consumer Affairs Consultant,
                                                   Consumer Relations and
                                                   Information Development,
                                                   National Association of
                                                   Retail Druggists (from 1980
                                                   to 1988)
--------------------------------------------------------------------------------
[PHOTO OMITTED]   ARTHUR SULZBERGER, JR.

                  AGE:                             50

                  DIRECTOR SINCE:                  1997

                  PRINCIPAL OCCUPATION:            Chairman of the Company (from
                                                   1997) and Publisher, THE NEW
                                                   YORK TIMES (from 1992)

                  RECENT BUSINESS EXPERIENCE:      Deputy Publisher (from 1988
                                                   to 1992) and Assistant
                                                   Publisher (from 1987 to
                                                   1988), THE NEW YORK TIMES

                  COMMITTEE MEMBERSHIPS:           Nominating & Governance, and
                                                   Foundation

--------------------------------------------------------------------------------
INTEREST OF DIRECTORS IN CERTAIN TRANSACTIONS OF THE COMPANY
--------------------------------------------------------------------------------

1. In the ordinary course of business, the Company and its subsidiaries from time to time engage in transactions with other corporations or financial institutions whose officers or directors are also directors of the Company. Such transactions are conducted on an arm's length basis and may not come to the attention of our directors or officers of the other corporations or financial institutions involved.

2. During 2001, Arthur Sulzberger, Jr., Arthur Ochs Sulzberger's son, was employed as Chairman of the Company and Publisher of THE NEW YORK TIMES; Michael Golden was employed as Vice Chairman and Senior Vice President of the Company; Stephen Golden, Michael Golden's brother, formerly Vice President, Forest Products, Health, Safety and Environmental Affairs, of the Company and President of our Forest Product Group, remained on a leave of absence; Daniel Cohen, formerly Senior Vice President, Advertising, in the Advertising Department of THE NEW YORK TIMES, was retained as a television programming consultant to the Company; and Susan W. Dryfoos, Jacqueline Dryfoos's sister, formerly Director, Times History Productions, was on a paid leave of absence ending on November 30, 2001, at which time she retired. For 2001, the Company paid Mr. Stephen Golden an aggregate of $540,117, Mr. Cohen an aggregate of $244,325 (and reimbursed related expenses) and Ms. Susan Dryfoos an aggregate of $180,567. See "Compensation of Executive Officers" for a description of Mr. Sulzberger, Jr.'s and Mr. Michael Golden's compensation. Mr. Sulzberger, Jr., Mr. Michael Golden, Mr. Stephen Golden, Ms. Jacqueline Dryfoos, Ms. Susan Dryfoos and Mr. Cohen are all cousins.

14


--------------------------------------------------------------------------------
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

The Board of Directors is responsible for overseeing the direction, affairs and management of The New York Times Company. The Board recognizes its fiduciary duty to both Class A and Class B stockholders.

The following highlights some of the Corporate Governance initiatives taken by the Board:

DIRECTOR ELECTION: All directors stand for election annually. Voting is not cumulative.

DIRECTOR RETIREMENT AGE: None of our non-employee directors will stand for re-election after his or her 70th birthday.

DIRECTORS AS STOCKHOLDERS: Each of our directors beneficially owns our Class A stock.

DIRECTOR ORIENTATION: The New York Times Company provides a comprehensive orientation for all new directors. It includes a corporate overview, one-on-one meetings with senior management and top New York Times editors, a plant visit, and attendance at a New York Times "Page One" meeting (at which the news stories for the following day's front page are determined). In addition, all directors are provided with written materials on each of the different business units of The New York Times Company.

NOMINATING AND GOVERNANCE COMMITTEE: The Nominating and Governance Committee was created in 1997 to make recommendations on Board and Committee size and composition and to recommend nominees for election to the Board. The Committee also advises our Board on corporate governance matters.

BOARD EVALUATIONS: Our Board has initiated a Board evaluation process to faciliate an examination and discussion of how our Board functions as a group and with senior management of our Company. We believe that our shareholders' interests can be best protected by acknowledging the separate responsibilities of management and our Board and by ensuring an open environment for Board and management discussions and actions.

NO INTERLOCKING DIRECTORSHIPS: The Chairman of the Board, as Publisher of The New York Times newspaper, does not sit on any other company board. Although other members of senior management without editorial responsibilities are not so precluded, none sit on the boards of directors of any company at which one of our directors is the chief executive officer or chief operating officer.

SUCCESSION PLANNING: Recognizing the critical importance of executive leadership to the success of the Company, the Board works with senior management to ensure that effective plans are in place for both short-term and long-term executive succession at The New York Times Company.

CHAIRMAN EVALUATION: In consultation with all non-employee directors, the Compensation Committee annually evaluates the performance of our Chairman.

AUDIT COMMITTEE CHARTER: A copy of the Audit Committee's current Charter is set out in the Appendix to this Proxy Statement. The Charter includes specific provisions that: (i) the Committee will meet, at each of its meetings, with the senior internal audit executive and the independent auditors in separate executive sessions; and (ii) the Committee will receive periodic reports from the independent auditors and management regarding the auditors' independence and, if appropriate, will recommend that the Board take appropriate action to ensure the independence of the auditors.

--------------------------------------------------------------------------------
BOARD MEETINGS AND ATTENDANCE
--------------------------------------------------------------------------------

BOARD MEETINGS IN 2001: Seven

BOARD COMMITTEES: Five Standing Committees: Audit, Compensation, Finance, Foundation, Nominating & Governance. See "Board Committees" for Committee descriptions and membership.

TOTAL COMMITTEE MEETINGS IN 2001: 18

ATTENDANCE: All directors attended 75% or more of the total Board and Committee meetings, except Donald H. Stewart who attended only 71% of the meetings because of scheduling conflicts.

--------------------------------------------------------------------------------
STOCKHOLDERS WISHING TO RECOMMEND DIRECTOR CANDIDATES FOR CONSIDERATION BY THE NOMINATING & GOVERNANCE COMMITTEE MAY DO SO BY WRITING TO THE CORPORATE SECRETARY, GIVING THE RECOMMENDED NOMINEE'S NAME, BIOGRAPHICAL DATA AND QUALIFICATIONS, ACCOMPANIED BY THE WRITTEN CONSENT OF THE RECOMMENDED NOMINEE.
--------------------------------------------------------------------------------

BOARD COMMITTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            MEETINGS
  NAME OF COMMITTEE AND MEMBERS                               FUNCTIONS OF THE COMMITTEE                                    IN 2001
------------------------------------------------------------------------------------------------------------------------------------
AUDIT                                 o     Selects the Company's independent auditors, subject to ratification by the         3
Ellen R. Marram, Chairman                   stockholders, and receives periodic reports from the auditors and
Raul E. Cesan                               management regarding the auditors' independence. Recommends appropriate
David E. Liddle                             action to ensure the auditors' independence.
Charles H. Price II
                                      o     Reviews with management and the independent auditors the Company's annual audited financial statements, the adequacy of internal controls and major issues regarding accounting principles and practices, including any changes resulting from amendments to SEC or Financial Accounting Standards
                                            Board ("FASB") rules.

                                      o     Meets at each meeting with the Company's senior internal audit executive and the independent auditors in separate executive sessions.

                                      o     Reviews and approves the scope of the audit at the outset and reviews the fees and performance of the independent auditors upon completion.

                                      o     Ensures that each Committee member meets the independence and experience requirements of the New York Stock Exchange.
------------------------------------------------------------------------------------------------------------------------------------
COMPENSATION                          o     Approves remuneration arrangements for all of the Company's executive              3
Brenda C. Barnes, Chairman                  officers and senior management, including base salaries, salary increases,
John F. Akers                               incentive compensation plans and awards. Reviews the reasonableness and
David E. Liddle                             appropriateness of all such compensation.
Henry B. Schacht
Donald M. Stewart                     o     Adopts and oversees the administration of incentive compensation and executive stock plans and determines awards granted to executive officers and senior management under such plans.

                                      o     Reports to the Board on the basis for the compensation payable to the
                                            Chairman, the CEO and the three other most highly compensated executive officers of the Company.

                                      o     Advises the Board on the reasonableness and appropriateness of executive compensation plans and levels, generally, including whether these effectively serve the interests of the Company and its stockholders by creating appropriate incentives for high levels of individual and Company performance.

                                      o     In consultation with all non-employee Directors, annually evaluates the performance of the Chairman.

                                      o     Appoints the ERISA Management Committee, which oversees administration of the Company's retirement and savings plans and which reports to the
                                            Compensation Committee once a year.
------------------------------------------------------------------------------------------------------------------------------------
FINANCE                               o     Reviews the Company's financial policies, including, without limitation,           6
John F. Akers, Chairman                     dividend policy, stock repurchase, short- and long-term financing,
Brenda C. Barnes                            material acquisitions and dispositions and capital expenditures.
Raul E. Cesan
Jacqueline H. Dryfoos                 o     Establishes (and adjusts from time to time) investment policies for the
William E. Kennard                          Company's retirement and savings plans.
Robert A. Lawrence
Henry B. Schacht                      o     Appoints the Pension Investment Committee, which appoints and reviews the performance of the trustees and investment managers for the Company's retirement and savings plans and which reports to the Finance Committee from time to time.
------------------------------------------------------------------------------------------------------------------------------------
FOUNDATION                            o     Reviews and provides input on the policies and direction of The New York           3
Jacqueline H. Dryfoos, Chairman             Times Company Foundation.
Michael Golden
Ellen R. Marram
Donald M. Stewart
Arthur Sulzberger, Jr.
------------------------------------------------------------------------------------------------------------------------------------
NOMINATING & GOVERNANCE               o     Makes recommendations to the Board regarding the composition of the Board and      3
                                            its Committees, including size and qualifications for membership.
Robert A. Lawrence, Chairman
John F. Akers                         o     Recommends candidates to the Board for election to the Board at the Annual
William E. Kennard                          Meeting.
Ellen R. Marram
Donald M. Stewart                     o     Advises the Board on appropriate compensation for outside directors.
Arthur Ochs Sulzberger
Arthur Sulzberger, Jr.                o     Advises the Board on corporate governance matters.
------------------------------------------------------------------------------------------------------------------------------------

16


--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

Directors' compensation is paid only to non-employee Directors.

ANNUAL RETAINER: $25,000 (paid quarterly)

MEETING FEES: $1,000 per Board or Committee meeting attended

EXPENSES: Reasonable expenses are reimbursed for attendance at Board and Committee meetings.

AGGREGATE DIRECTORS COMPENSATION: For 2001, the Company paid an aggregate of approximately $536,529 in the form of retainers, meeting fees and expenses of attendance (including amounts deferred at the Directors' request).

STOCK OPTIONS: Options on 4,000 shares of our Class A stock are granted annually at market value. Options vest on the date of the next succeeding Annual Meeting and have a term of 10 years from date of grant.

MATCHING GIFTS PROGRAM: The Company matches 150% of charitable contributions made by Directors to colleges, schools, cultural, journalism or environmental organizations, up to a maximum Company contribution of $4,500 per person per year. The Company also matches charitable contributions of retired Directors. A Director is considered "retired" if such director has served at least five years on the Board and is at least age 60 at the time he or she leaves the Company's Board.

LIFE INSURANCE: The Company maintains insurance of $100,000 on the life of each non-employee Director. The income required by the Internal Revenue Service to be imputed in 2001 to non-employee Directors relative to this insurance was $3,275 in aggregate. Life insurance of $25,000 is maintained on the life of each retired non-employee Director.

--------------------------------------------------------------------------------
DIRECTORS' AND OFFICERS' LIABILITY INSURANCE
--------------------------------------------------------------------------------

Combined insurance, including directors' and officers' liability insurance, was purchased effective December 21, 2001, for a period of one year. The aggregate limit for the combined insurance is $100 million for a one-year term. The total cost to the Company is $4,462,000. If the $100 million limit is exhausted in covering claims not involving directors' and officers' liability, there is a separate $50 million side limit available for directors' and officers' liability. The insurance carriers are Continental Casualty Company, American Home Assurance Company, Lumberman's Mutual Casualty, Great Lakes Reinsurance, Starr Excess International, Liberty Insurance Underwriters, Zurich-American Insurance Company, and Chubb Atlantic Indemnity.

--------------------------------------------------------------------------------
COMPENSATION OF EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

The following tables and discussion summarize the compensation for the fiscal year ended December 30, 2001, of our chief executive officer and each of our four other most highly compensated executive officers.

SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
                                                                                 ------------------------------
                                                ANNUAL COMPENSATION                      AWARDS         PAYOUTS
                                     --------------------------------------------------------------------------
            (A)                        (B)        (C)        (D)           (E)          (F)       (G)        (H)              (I)
                                                                         OTHER   RESTRICTED
                                                                        ANNUAL        STOCK     STOCK       LTIP        ALL OTHER
                                               SALARY      BONUS  COMPENSATION       AWARDS   OPTIONS    PAYOUTS     COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR     ($)(1)        ($)        ($)(2)       ($)(3)       (#)        ($)           ($)(4)
----------------------------------------------------------------------------------------------------------------------------------
Arthur Sulzberger, Jr..............   2001    920,000          0         4,920          0     150,000    500,000            5,100
  Chairman of the Board and           2000    870,000  1,305,000         5,064          0     150,000    600,000            4,800
  Publisher of THE NEW YORK TIMES     1999    598,000    837,200         5,124          0     150,000          0            3,500

Russell T. Lewis...................   2001    920,000          0        16,011  2,152,750     150,000    500,000            5,100
  President and Chief                 2000    870,000  1,305,000        16,374    805,000     150,000    600,000            4,800
  Executive Officer                   1999    845,000  1,183,000        16,434          0     150,000          0            4,800

Michael Golden.....................   2001    530,000          0         4,920          0      80,000    250,000            5,100
  Vice Chairman and Senior            2000    500,000    650,000         5,064          0      80,000    300,000            4,800
  Vice President                      1999    380,000    456,000         5,124          0      80,000          0            4,800

John M. O'Brien(5).................   2001    530,000    344,500        11,480          0      80,000    250,000            5,100
  Senior Vice President and           2000    500,000    800,000        16,374          0      80,000    150,000            4,800
  Chief Financial Officer             1999    422,000    506,400        16,434          0      80,000          0            4,800

Janet L. Robinson..................   2001    595,000     83,333         6,076          0      80,000    125,000            5,100
  Senior Vice President,              2000    500,000    650,000         6,192    322,000      80,000    150,000            4,800
  Newspaper Operations, and           1999    454,667    454,668         8,838          0      80,000          0            4,800
  President & General
  Manager, THE NEW YORK TIMES

----------

1.    Salaries are generally set and paid on a calendar year basis.

2.    Amounts shown in column (e) represent tax payment reimbursements.

3. The amounts set forth in column (f) represent the value (on the dates granted) of 50,000 shares of restricted stock granted to Mr. Lewis in 2001, and 20,000 shares of restricted stock granted to Mr. Lewis in 2000 and 8,000 shares of restricted stock granted to Ms. Robinson in 2000. The restricted stock granted in 2001 will vest 100% on the anniversary of the grant date in 2006 and the restricted stock granted in 2000 will vest 50% on the anniversary of the grant date in 2003 and 50% on the anniversary of the grant date in 2004. Ms. Robinson and Mr. Lewis are entitled to receive all cash dividends paid in respect thereof during the restricted periods. At December 28, 2001, Mr. Lewis's shares have an aggregate market value of $3,070,200, and Ms. Robinson's shares have an aggregate market value of $350,880.

4. Amounts shown in column (i) represent amounts contributed by us as 50% matching contributions for the first 6% of earnings contributed by or on behalf of the named individuals to our Supplemental Retirement and Investment Plan.

5. John M. O'Brien resigned as Senior Vice President and Chief Financial Officer effective December 31, 2001, after 41 years of service to the Company. The Company has entered into a Separation Arrangement (the "Arrangement") with Mr. O'Brien. Pursuant to this Arrangement, Mr. O'Brien will be on a paid leave of absence through June 30, 2003, during which period he will be available as a consultant to the Company and will continue to receive his current salary and benefits. In addition to the annual bonus noted in the table above, Mr. O'Brien will receive an equivalent amount or, if greater, a payment at the payout rate achieved based on the attainment of the 2002 performance goals as such goals are approved by the Compensation Committee of the Board of Directors of the Company. Mr. O'Brien will receive a grant of stock options in 2002 in an amount comparable to options granted in 2001. Mr. O'Brien will be eligible to receive a long-term performance award for each of the three-year cycles through the period ending June 2003 at a target amount comparable to his target amount for the cycle ended 2001. Any such award will be contingent on the Company's performance compared with the performance of certain peer companies. Effective upon his retirement in 2003, Mr. O'Brien will enter into a non-competition agreement with the Company.

18


OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                                GRANT DATE
                                                            INDIVIDUAL GRANTS(1)                                  VALUE(2)
                                            -----------------------------------------------------------------------------------
                 (A)                                (B)               (C)              (D)             (E)         (F)
                                                               % OF TOTAL
                                                                  OPTIONS
                                                               GRANTED TO      EXERCISE OR
                                                OPTIONS      EMPLOYEES IN       BASE PRICE      EXPIRATION          GRANT DATE
NAME                                        GRANTED (#)       FISCAL YEAR           ($/SH)            DATE   PRESENT VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
Arthur Sulzberger, Jr.................        150,000              2.80          43.0550        12/18/2011         1,969,500
Russell T. Lewis......................        150,000              2.80          43.0550        12/18/2011         1,969,500
Michael Golden........................         80,000              1.49          43.0550        12/18/2011         1,050,400
John M. O'Brien.......................         80,000              1.49          43.0550        12/18/2011         1,050,400
Janet L. Robinson.....................         80,000              1.49          43.0550        12/18/2011         1,050,400

----------

1. The options granted to the named individuals in 2001 become exercisable in installments of 25% of the original grant on each of the first through fourth anniversaries of the grant date. All options are for Class A stock and have an exercise price equal to the market value of the stock on the grant date.

2. In accordance with the rules of the SEC, "Grant Date Present Value" has been calculated using the Black-Scholes model of option valuation, adjusted to reflect an option term of 4.46 years, which represents the weighted average (by number of options) over the past 10 years of the length of time between the grant date of options under the Company's plans and their exercise date for all option exercises by the named executive officers and seven others who were named executive officers during that period. The model also assumes: (a) an interest rate of 4.60% that represents the interest rate on a U.S. Treasury Bond with a maturity date corresponding to that of the adjusted option term of 4.46 years; (b) volatility of 31.89% calculated using weekly stock prices for the 4.46 years (233 weeks) prior to the grant date; and (c) dividends at the rate of $.50 per share, which was the annualized rate of dividends on a share of Class A common stock as of the grant date. Based on this model, the calculated value of the options on the December 18, 2001 grant date was determined to be $13.13 per option.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES(1)

               (A)                        (B)             (C-1)               (C-2)                 (D)                    (E)
                                                                                                                            VALUE OF
                                                                                                    NUMBER OF            UNEXERCISED
                                                                                                  UNEXERCISED           IN-THE-MONEY
                                          SHARES                                                   OPTIONS AT             OPTIONS AT
                                        ACQUIRED           AGGREGATE          ANNUALIZED           FY-END (#)             FY-END ($)
                                     ON EXERCISE               VALUE               VALUE         EXERCISABLE/           EXERCISABLE/
NAME                                         (#)     REALIZED ($)(2)     REALIZED ($)(3)     UNEXERCISABLE(4)       UNEXERCISABLE(5)
------------------------------------------------------------------------------------------------------------------------------------
Arthur Sulzberger, Jr. ...............    60,086           1,834,227             310,670      425,394/375,000      4,310,126/627,135
Russell T. Lewis......................    24,414             646,185             140,979      343,694/375,000      2,308,847/627,135
Michael Golden........................         0                 N/A                 N/A      275,658/200,000      3,830,639/334,472
John M. O'Brien.......................    27,282             546,012             130,230      160,921/200,000        975,021/334,472
Janet L. Robinson.....................    60,747           1,682,249             363,582      191,528/197,500      1,471,994/310,682

----------

1.    All options are for Class A stock.

2. Market value of underlying securities at exercise minus the exercise price.

3. Aggregate Value Realized upon exercise (column c-1) divided by the number of years executive held applicable option before exercise (column c-2).

4. Options granted to these executives under our 1991 Executive Stock Incentive Plan become exercisable in four equal installments over a period of four years from the date of grant.

5. Market value of underlying securities at December 28, 2001 ($43.86) minus the option exercise price.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

In 1998, the Company began a new long-term performance award program for senior executives. A grant is made each year in December for the three-year cycle commencing in the following January. The actual amount paid at the end of each of the cycles to the executive officers named below will range from the threshold to the maximum amount, or be $0, depending on the total return to holders of Class A stock relative to the total return to holders of stock in the companies that make up the "peer group" described under "Performance Presentation" during such three-year periods.

                                                                                             PRICE-BASED PLANS
                                                                                  ESTIMATED FUTURE PAYOUTS UNDER NON-STOCK
                                                                            ----------------------------------------------------
              (A)                       (B)                  (C)                 (D)              (E)               (F)
                                        NUMBER OF    PERFORMANCE OR OTHER
                                 SHARES, UNITS OR            PERIOD UNTIL
NAME                             OTHER RIGHTS (#)    MATURATION OR PAYOUT   THRESHOLD ($)        TARGET ($)       MAXIMUM ($)
--------------------------------------------------------------------------------------------------------------------------------
Arthur Sulzberger, Jr..........                 1     3 years (2002-2004)         100,000           400,000           700,000
Russell T. Lewis...............                 1     3 years (2002-2004)         100,000           400,000           700,000
Michael Golden.................                 1     3 years (2002-2004)          50,000           200,000           350,000
John M. O'Brien(1).............                 1     3 years (2002-2004)          50,000           200,000           350,000
Janet L. Robinson..............                 1     3 years (2002-2004)          50,000           200,000           350,000

----------

1. Mr. O'Brien resigned as Senior Vice President and Chief Financial Officer effective December 31, 2001. See Summary Compensation Table, Footnote 5.

PENSION PLAN TABLE

The following table shows the annual estimated benefits payable under our defined benefit retirement plans upon retirement to employees in specified covered compensation and years of credited service classifications. The maximum annual benefit payable under the plans which cover the executive officers is 50% of average annual covered compensation for the five highest paid consecutive years out of the most recent 10 years. The maximum annual benefit is payable with 20 years of credited service and is prorated for less than 20 years. The amount of estimated annual benefit is based upon the assumption that the nonqualified supplemental executive retirement plan will continue in force in its present form.

                                              ESTIMATED ANNUAL PENSION FOR
HIGHEST FIVE-YEAR AVERAGE               REPRESENTATIVE YEARS OF CREDITED SERVICE
                   ANNUAL               ----------------------------------------
             COMPENSATION                    10            15              20
--------------------------------------------------------------------------------
                 $500,000                 $125,000      $187,500        $250,000
                  750,000                  187,500       281,250         375,000
                1,000,000                  250,000       375,000         500,000
                1,250,000                  312,500       468,750         625,000
                1,500,000                  375,000       562,500         750,000
                1,750,000                  437,500       656,250         875,000

The benefits described in the table above are calculated on a straight-life annuity basis and are not subject to any reduction for Social Security or other offset amounts.

For named executive officers, annual covered compensation for 2001 is the sum of
(i) the amount shown for 2001 in column (c) of the Summary Compensation Table and (ii) the annual bonus earned for 2000. Annual covered compensation for 2001 was $2,225,000 for Arthur Sulzberger, Jr., $2,225,000 for Russell T. Lewis, $1,180,000 for Michael Golden, $1,330,000 for John M. O'Brien and $1,245,152 for Janet L. Robinson.

The named executive officers had the following full years of credited service as of December 30, 2001: Arthur Sulzberger, Jr.: 23; Russell T. Lewis: 30; Michael
Golden: 17; John M. O'Brien: 38; and Janet L. Robinson: 18.

20


PERFORMANCE PRESENTATION

The following graph shows the annual cumulative total stockholder return for the five years ending December 31, 2001, on an assumed investment of $100 on December 31, 1996, in the Company, the Standard & Poor's S&P 500 Stock Index and an index of peer group communications companies. The peer group returns are weighted by market capitalization at the beginning of each year. The peer group is comprised of the common stocks of the Company and the following other communications companies: Dow Jones & Company, Inc., Gannett Co., Inc., Knight Ridder, Inc., Media General, Inc., The McClatchy Company, Tribune Company and The Washington Post Company. Stockholder return is measured by dividing (a) the sum of (i) the cumulative amount of dividends declared for the measurement period, assuming monthly reinvestment of dividends and (ii) the difference between the issuer's share price at the end and the beginning of the measurement period by (b) the share price at the beginning of the measurement period. As a result, stockholder return includes both dividends and stock appreciation.

        STOCK PERFORMANCE COMPARISON BETWEEN S&P 500, THE NEW YORK TIMES
               COMPANY'S CLASS A STOCK AND PEER GROUP COMMON STOCK

                              [LINE GRAPH OMITTED]

  [The following table was depicted as a line graph in the printed material.]

                12/31/96        12/31/97        12/31/98        12/31/99        12/31/2000      12/31/2001
                --------        --------        --------        --------        ----------      ----------
NYT               $100            $176            $187            $268            $221            $241
Peer Group        $100            $158            $171            $223            $189            $191
S&P 500           $100            $133            $168            $208            $187            $166

--------------------------------------------------------------------------------
COMPENSATION COMMITTEE REPORT
--------------------------------------------------------------------------------

To the Stockholders of The New York Times Company:

COMPENSATION POLICIES AND PURPOSES

In order to effectively serve the interests of the Company and its stockholders, compensation for the Company's executive officers, including the Chairman and the Chief Executive Officer, is designed to create incentives for high levels of individual and Company performance and to reward such performance. "At risk" compensation focuses on the Company's financial targets, its performance relative to peer companies and the performance of its Class A stock; it is designed to align the interests of executives with those of stockholders. Annual bonuses are paid only if financial targets are achieved. Long-term bonuses are paid only if performance targets relative to certain peer companies are met. Both sets of targets are set by the Committee in advance and in conjunction with its review of the Company's strategic and operating plans. The Committee grants stock options as part of executive compensation because it views stock options as a means of motivating superior performance and directly linking the interests of executives with those of stockholders. Stock options produce value for executives only if the Company's stock price increases over the option price, which is set at the market price on the date of grant.

COMPENSATION STRUCTURE

In 2000, the Committee structured 2001 compensation for executive officers to consist of salary, an annual bonus potential, stock options and restricted stock. It also set potential long-term performance awards for the three-year period 2001-2003 for most executive officers, including Arthur Sulzberger, Jr. and Russell T. Lewis. A substantial portion of total potential cash compensation for executive officers depended on annual bonus potentials and thus was tied to Company performance. The more responsible the executive officer's position, the greater the portion of this "at risk" compensation.

COMMITTEE PROCEDURES

The Committee consists solely of non-employee directors of the Company.

Prior to the Committee's determination of 2001 salaries and annual bonus potentials for the Company's executive officers, management reported to the Committee on its review of survey data assembled and analyzed by outside compensation consultants. Management analyzed total actual annual cash compensation and long-term awards for comparable executive positions at United States companies with revenues comparable to the Company. Management also reviewed similar data from media companies, including those companies in the peer group described under "Performance Presentation" in this proxy statement. Approximately 23 companies were included in the survey, with annual revenues ranging from approximately $1.4 billion to $20.2 billion, with an average of $6.1 billion and a median of $3.2 billion. The consultants' analyses took into account the effect of revenue size on the compensation practices of individual companies. The data was used to set target annual cash compensation for executive officers slightly above the mid-range of companies surveyed and to allocate a significant portion of such compensation to performance-based annual bonus potentials.

SALARIES

Salaries for executive officers are generally reviewed annually and were set for 2001 in late 2000. Salary increases, including increases for the named executive officers, were based on a review of the competitive data described above. The 2001 salaries for the Company's executive officers were generally within the mid-range of practices for companies surveyed, taking into account the Company's revenue size. In setting compensation for individual executive officers, the Committee considered individual performance and responsibilities, the performance of the executive's operating unit, where applicable, and the performance of the Company as a whole. The Committee believes these salaries are appropriate in light of salaries paid for comparable positions at other companies and the individual performance and responsibilities of the executives.

Prior to setting salaries for Mr. Sulzberger, Jr. and Mr. Lewis, the Committee reviewed data assembled by outside compensation consultants concerning the compensation for similar positions at other companies of comparable size. Their base salaries were set at $920,000, an amount which is slightly above the median for base salaries for their comparable positions at other companies.

ANNUAL BONUSES

Annual bonus potentials for 2001 were set for executive officers in early 2001 as percentages of salaries. The more responsible the executive officer's position, the higher the percentage. The amounts actually paid depended principally on the level of achievement of performance against financial targets which were set by the Committee at the same time in 2001 and, to a lesser extent, on an individual's performance and contribution to other operating unit and corporate goals. These targets were largely based on operating earnings of the Company or of the person's operating unit.

The 2001 earnings per share targets, which were used to determine annual bonuses for Mr. Sulzberger, Jr. and Mr. Lewis, were not met. As a result, no annual bonus payouts were made to these executives. In 2000 and 1999 the earnings per share targets set for their annual bonuses were substantially exceeded, resulting in bonus payouts at the maximum amounts permitted under the plan for those years.

LONG-TERM COMPENSATION

The number of stock options granted to each executive officer in 2001 depended on the degree of responsibility of the executive officer's position. The number was based on a review of survey data supplied by outside compensation consultants of stock option grants and other long-term compensation paid to executives at comparable salary and responsibility levels at other companies surveyed to analyze salary and annual bonus compensation. In granting options, the Company's goals are to attract, retain and motivate the highest caliber of executives by offering a competitive combination of annual and long-term compensation and to link a significant portion of executives' total compensation to the interests of stockholders. To implement these goals, the Company's grants were generally made slightly above the mid-range for option grants made by media companies in the survey. All stock options have an exercise price equal to the average of the highest and lowest market price of the Class A stock reported on the date of grant. In order to assure the retention of high level executives and to tie the compensation of those executives to the creation of long-term value for stockholders, the Committee provided that these stock options become exercisable in equal portions over a four-year period. In making option grants in 2001, the Committee did not consider the number of options previously granted that remain outstanding.

Long-term performance award potentials for the three-year period 2001-2003 were set in late 2000 and those for 2002-2004 were set in late 2001. Amounts actually paid will generally depend on the total return to Class A stockholders relative to the total return to stockholders of the companies that make up the "peer group" described under "Performance Presentation." The amount of the potential award increases with an increase in the scope of the executive's responsibility. These amounts were set based on a review of the survey data described in the preceding paragraph. The amounts of the potential awards were designed to set total long-term compensation slightly above the mid-range of total long-term compensation in the survey. Long-term performance awards

22


for the three-year cycle ended December 2001, the potentials for which were set in 1998, were paid in February 2002. Long-term performance awards for the three-year cycle ended December 2000, the potentials for which were also set in 1998, were paid in February 2001.

TAX

The Internal Revenue Code has set certain limitations on the deductibility of compensation paid to a public company's five most highly compensated executive officers. In 2000, stockholders of the Company approved amendments to the Company's 1991 Executive Cash Bonus Plan and 1991 Executive Stock Incentive Plan (the "NYT Plans") to ensure that compensation paid by the Company to executive officers pursuant to these plans would continue to be deductible by the Company for federal income tax purposes. All compensation paid to the Company's executive officers in 2001 was deductible by the Company in accordance with such provisions of the Internal Revenue Code.

COMPENSATION OF THE CHAIRMAN AND COMPENSATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER

The Committee based 2001 compensation for Mr. Sulzberger, Jr. and Mr. Lewis on several different factors and criteria. The Committee believes that it structured Mr. Sulzberger, Jr.'s and Mr. Lewis's 2001 compensation package to include a significant amount of "at risk" compensation that provides incentives tying the amount of their compensation to the Company's performance. Stock options produce value in direct proportion to the value realized by all stockholders from price appreciation; annual bonuses are based on the achievement of specified financial performance targets; restricted stock rewards performance and retains executive talent; and long-term bonuses are based upon the relative performance of the Company's stock and the stock of the companies described under "Performance Presentation." Thus, 2001 compensation was based to a large degree on three types of performance measures, which taken together, closely link Company performance and Messrs. Sulzberger, Jr.'s and Lewis's compensation. Other important factors the Committee considered in the determination of compensation for Mr. Sulzberger, Jr. and Mr. Lewis include their roles in focusing and refining the Company's long-term strategies for The New York Times, in instituting strong management succession and development programs, and in managing the Company's affairs during the country's economic downturn.

      Brenda C. Barnes, CHAIRMAN
      John F. Akers
      David E. Liddle
      Henry B. Schacht
      Donald M. Stewart

--------------------------------------------------------------------------------
AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

To the Stockholders of The New York Times Company:

Our Audit Committee is comprised of four non-employee directors and operates under a written charter adopted by the Board of Directors (see Appendix). The Board of Directors has determined that each Committee member is "independent" under the listing standards of the New York Stock Exchange.

Under our Audit Committee's charter, management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal controls. The Company's independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. Our Audit Committee is responsible for monitoring, on behalf of our Board of Directors, (i) the Company's financial reporting process, (ii) the Company's internal controls and (iii) the independence and performance of the Company's auditors.

In this context, during 2001 the Committee met three times and held discussions with management and Deloitte & Touche LLP. The Committee's Chairman, as representative of the Committee, also discussed the Company's interim financial information contained in each quarterly earnings announcement with the Company's Chief Financial Officer and/or Controller and Deloitte & Touche LLP prior to public release.

Management has represented to the Committee that the Company's annual consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the annual consolidated financial statements with management and Deloitte & Touche LLP. The Committee has discussed with Deloitte & Touche LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), which includes, among other items, matters related to the conduct of the audit of the Company's annual consolidated financial statements.

In addition, the Committee has discussed with Deloitte & Touche LLP, their independence from the Company and its management, including (i) the matters in the written disclosures and letter required by the Independence Standards Board Standard No. 1 and provided to the Committee by Deloitte & Touche LLP (Independence Discussions with Audit Committees) and (ii) the written confirmations from Company management that no information technology consulting services relating to financial information systems design and implementation services were provided by Deloitte & Touche LLP in 2001. The Committee has also considered whether the provision of other non-audit services by Deloitte & Touche LLP in 2001 is compatible with maintaining the auditors independence and has discussed with Deloitte & Touche LLP their independence as auditors.

The Committee has discussed with the Company's internal auditors and Deloitte & Touche LLP the overall scope and plans for their respective audits. The Committee meets with the internal auditors and Deloitte & Touche LLP, with and without management present, to discuss the results of their respective audits, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 30, 2001, for filing with the Securities and Exchange Commission. The Committee and the Board also have recommended, subject to shareholder approval, the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 29, 2002.

      Ellen R. Marram, CHAIRMAN
      Raul E. Cesan
      David E. Liddle
      Charles H. Price II

24


--------------------------------------------------------------------------------
PROPOSAL NUMBER 2 -
SELECTION OF AUDITORS
--------------------------------------------------------------------------------

We have an Audit Committee of the Board of Directors, whose members are appointed annually by the Board. The Audit Committee currently consists of Ellen
R. Marram, Chairman, Raul E. Cesan, David E. Liddle and Charles H. Price II, none of whom is an employee of the Company.

The Audit Committee has selected the firm of Deloitte & Touche LLP, independent auditors, as our auditors for the fiscal year ending December 29, 2002, subject to ratification of such selection by our Class A and Class B stockholders voting together as one class. Deloitte & Touche LLP has audited our financial statements for many years.

We have been informed by Deloitte & Touche LLP that their firm has no direct financial interest nor any material indirect financial interest in us or any of our affiliated companies. Deloitte & Touche LLP has not had any connection during the past five years with us or any of our affiliated companies in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will be afforded the opportunity to make a statement if he decides to do so. The representative will also be available to respond to appropriate questions from stockholders at the Annual Meeting.

AUDIT FEES

The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 30, 2001, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $1,249,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Deloitte & Touche LLP rendered no professional services to the Company for information technology services relating to financial information systems design and implementation for the fiscal year ended December 30, 2001.

ALL OTHER FEES

The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Company, other than the services described above under "Audit Fees", for the fiscal year ended December 30, 2001, were $2,433,000, including audit-related services of approximately $203,000 and nonaudit-related services of approximately $2,230,000. Audit-related services include audits of the Company's benefit plans and fees for accountants' consents and comfort letters. Nonaudit-related services were for tax services.

RECOMMENDATION AND VOTE REQUIRED

The Board of Directors recommends a vote FOR the following resolution which will be presented to the meeting:

      RESOLVED, that the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP, independent auditors, as auditors of The New York Times Company for the fiscal year ending December 29, 2002, is hereby ratified, confirmed and approved.

The affirmative vote of the holders of a majority of the shares of Class A and Class B stock represented at the Annual Meeting, in person or by proxy, voting together as one class, is required for approval of this resolution. As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal.

--------------------------------------------------------------------------------
OTHER MATTERS
--------------------------------------------------------------------------------

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2003

Stockholders who intend to present proposals at the 2003 Annual Meeting under SEC Rule 14a-8 must insure that such proposals are received by the Secretary of the Company not later than November 6, 2002. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company's 2003 proxy materials. In order for a proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of SEC Rule 14a-4(c), such proposal must be received prior to January 20, 2003.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

The SEC recently adopted amendments to its rules regarding delivery of proxy statements and annual reports to stockholders sharing the same address. The Company may now satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method is referred to as "householding" and can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company has delivered only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions were received from impacted stockholders prior to the mailing date. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a registered stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact EquiServe Trust Company, N.A., P.O. Box 2500, Jersey City, NJ 07303-2500, telephone 1-800-317-4445. If your stock is held through a broker or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact such broker or bank.

By order of the Board of Directors


/s/ Solomon B. Watson IV

SOLOMON B. WATSON IV
SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
New York, NY
March 5, 2002

                                                                      Appendix I

                             AUDIT COMMITTEE CHARTER

I.    PURPOSE AND AUTHORITY

The Audit Committee is appointed by the Board to assist the Board in monitoring
(i) the integrity of the Company's financial reporting process, (ii) the Company's internal controls and (iii) the independence and performance of the Company's internal and external auditors.

II.   COMPOSITION OF COMMITTEE

The Audit Committee shall have at least the number of members required by the New York Stock Exchange. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange.

III.  RESPONSIBILITIES AND POWERS

The Audit Committee shall:

1. Submit this charter to the Board for approval; review and reassess the adequacy of this charter annually.

2. Meet with the independent auditor and the internal audit department, prior to the commencement of the audit, to review the planning and scope of the audit.

3. Review, with management and the independent auditor, the annual audited financial statements and the auditor's audit thereof, which review shall include a discussion of (a) any issues regarding accounting principles and practices, (b) the adequacy of internal controls that could significantly affect the Company's financial statements, and (c) any other issues that formed the basis of the opinion delivered by the auditor on such financial statements.

4. Review an analysis prepared by management and the independent auditor of the significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

5. Review with the independent auditor, internal auditors and management, major changes to the Company's accounting principles and practices resulting from (a) rules promulgated by the Securities and Exchange Commission or the Financial Accounting Standards Board or (b) any other reasons.

6. Discuss with the independent auditor the matters required to be discussed by: (a) Statement on Auditing Standards No. 61, as it may be amended, relating to the conduct of the audit, and (b) Statement on Auditing Standards No. 71, as it may be amended ("SAS 71"), relating to the conduct of a review of interim financial information; PROVIDED, HOWEVER, that this SAS 71 review may be conducted solely with the Chair of the Audit Committee.

7. Review and evaluate with management and the internal auditor the performance of the independent auditor and recommend to the Board the re-appointment of the independent auditor or, if so determined by the Audit Committee, recommend that the Board replace the independent auditor. The independent auditor is ultimately accountable to the Audit Committee and the Board.

8.    Review the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor and management regarding the auditor's independence, discuss such reports with the auditor and management and, if so determined by the Audit Committee, recommend that the Board take appropriate action to ensure the independence of the auditor.

      Such reports shall include a letter from the independent auditor to the Audit Committee and management, detailing the relationships, if any, between the independent auditor and the Company, as required by the Independence Standards Board Standard No. 1.

      Such reports shall also include a statement as to the amount of the fees billed for each of the following categories of services rendered by the auditor: (i) the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the auditor for the most recent fiscal year in the aggregate and by each service. The Audit Committee shall, if applicable, consider whether the independent auditor's provision of (a) information technology consulting services relating to financial information systems design and implementation and
      (b) other non-audit services to the Company is compatible with maintaining the independence of the auditor.

10. Review the organization of the internal audit department, the adequacy of its resources, the competence of its staff and whether it has the independence necessary to work in compliance with recognized standards of internal auditing.

11. Meet each Audit Committee meeting with the senior internal audit executive and the independent auditor in separate executive sessions.

12. Review (a) with the independent auditor, any management letter provided by the auditor and management's response to that letter and (b) a summary of the major audit reports issued by the internal audit department and management's response thereto.

13. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

14. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

15.   Make regular reports to the Board of Directors.

16. Take such other actions deemed appropriate by the members of the Committee to carry out the purpose set forth in Article I.

The Audit Committee shall have the authority to retain special accounting, legal, or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall keep minutes of all of its meetings.

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee (i) to plan or conduct audits or (ii) to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee (a) to conduct investigations, (b) to resolve disagreements, if any, between management and the independent auditor, (c) to assure compliance with laws and regulations and the Company's Business Conduct Policy or (d) to set auditor independence standards for the Company.

[THE NEW YORK TIMES COMPANY LOGO]

             229 West 43rd Street
               New York, NY 10036

                 tel 212-556-1234

P R O X Y

                            THE NEW YORK TIMES COMPANY                   CLASS A
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                THE COMPANY FOR ANNUAL MEETING ON APRIL 16, 2002

The New York Times [LOGO]
           Company

The undersigned hereby constitutes and appoints Arthur Sulzberger, Jr., Solomon
B. Watson IV and Rhonda L. Brauer, and each of them, as proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of THE NEW YORK TIMES COMPANY to be held at 10:00 A.M., local time, at the New Amsterdam Theatre, 214 West 42nd Street, New York, New York 10036, on Tuesday, April 16, 2002, or at any adjournments thereof, and to vote on all matters coming before said meeting including the proposals indicated on the reverse side hereof.

                                                         Change of Address
Election of Class A Directors. Nominees:
                                                 _______________________________
01. Raul E. Cesan       03. Henry B. Schacht
02. William E. Kennard  04. Donald M. Stewart    _______________________________

                                                 _______________________________

                                                 _______________________________
                                                    (If you have written in the
                                                   above space, please mark the
                                                   corresponding box on the
                                                   reverse side of this card)

                                                 YOU ARE ENCOURAGED TO SPECIFY
                                                 YOUR CHOICES BY MARKING THE
                                                 APPROPRIATE BOXES-SEE REVERSE
                                                 SIDE-BUT YOU NEED NOT MARK ANY
                                                 BOXES IF YOU WISH TO VOTE IN
                                                 ACCORDANCE WITH THE BOARD OF
                                                 DIRECTORS' RECOMMENDATIONS.
                                                 YOUR SHARES CANNOT BE VOTED
                                                 UNLESS YOU SIGN AND RETURN THIS
                                                 CARD.

                                                                  -----------
                                                                  SEE REVERSE
                                                                     SIDE
                                                                  -----------

--------------------------------------------------------------------------------
   ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^

                           THE NEW YORK TIMES COMPANY

                         Annual Meeting of Stockholders

                                 April 16, 2002
                                   10:00 A.M.
                              New Amsterdam Theatre
                              214 West 42nd Street
                            New York, New York 10036

                                                                        |
                                                                        |  0473
                                                                         ------

|X|  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF CLASS A DIRECTORS AND FOR PROPOSAL 2.

--------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2
--------------------------------------------------------------------------------

                                                     FOR      WITHHELD
1. Election of Class A                               |_|         |_|
   Directors (see reverse)

For, except vote withheld from the following nominee(s)

________________________________________________________________________________

                                                     FOR      AGAINST    ABSTAIN
2. Ratification of Deloitte & Touche LLP as          |_|        |_|         |_|
   auditors

--------------------------------------------------------------------------------
                                                 THIS PROXY IS SOLICITED ON
                                                 BEHALF OF THE BOARD OF
                                                 DIRECTORS FOR THE ANNUAL
                                                 MEETING ON APRIL 16, 2002.

                                                 YOUR SIGNATURE ON THE PROXY IS
                                                 YOUR ACKNOWLEDGMENT OF RECEIPT
                                                 OF THE NOTICE OF MEETING AND
                                                 PROXY STATEMENT, BOTH DATED
                                                 MARCH 5, 2002. THE SIGNER
                                                 HEREBY REVOKES ALL PROXIES
                                                 HERETOFORE GIVEN BY THE SIGNER
                                                 TO VOTE AT SAID MEETING OR AT
                                                 ANY ADJOURNMENT THEREOF.

                                                 CHANGE OF
                                                 ADDRESS ON     |_|
                                                 REVERSE SIDE

SIGNATURE(S) ___________________________________________ DATE___________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
  ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^

                           THE NEW YORK TIMES COMPANY

Dear Stockholder:

The New York Times Company encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone. This eliminates the need to return your proxy card.

To vote your shares electronically, you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

1.    To vote over the Internet:

      o Log on to the Internet and go to the web site http://www.eproxyvote.com/nyt

2.    To vote by telephone:

      o On a touch-tone telephone, call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

IF YOU CHOOSE TO VOTE YOUR SHARES ELECTRONICALLY, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

P R O X Y

                           THE NEW YORK TIMES COMPANY                    CLASS B
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                THE COMPANY FOR ANNUAL MEETING ON APRIL 16, 2002

The New York Times [LOGO]
           Company

The undersigned hereby constitutes and appoints Arthur Sulzberger, Jr., Solomon
B. Watson IV, and Rhonda L. Brauer, and each of them, as proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of THE NEW YORK TIMES COMPANY to be held at 10:00 A.M., local time, at the New Amsterdam Theatre, 214 West 42nd Street, New York, New York 10036, on Tuesday, April 16, 2002, or at any adjournments thereof, and to vote on all matters coming before said meeting including the proposals indicated on the reverse side hereof.

                                                           Change of Address
Election of Class B Directors. Nominees:
01. John F. Akers          02. Brenda C. Barnes       __________________________
03. Jacqueline H. Dryfoos  04. Michael Golden
05. Russell T. Lewis       06. David E. Liddle        __________________________
07. Ellen R. Marram        08. Arthur Sulzberger, Jr.
09. Cathy J. Sulzberger                               __________________________

                                                      __________________________
                                                      (If you have written in
                                                      the above space, please
                                                      mark the corresponding box
                                                      on the reverse side of
                                                      this card)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES-SEE REVERSE SIDE-BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                  -----------
                                                                  SEE REVERSE
                                                                     SIDE
                                                                  -----------

--------------------------------------------------------------------------------
   ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^

                           THE NEW YORK TIMES COMPANY

                         Annual Meeting of Stockholders

                                 April 16, 2002
                                   10:00 A.M.
                              New Amsterdam Theatre
                              214 West 42nd Street
                            New York, New York 10036

                                                                        |
                                                                        | 2553
                                                                         ------
|X| PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF CLASS B DIRECTORS AND FOR PROPOSAL 2.

--------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2
--------------------------------------------------------------------------------

                                                      FOR     WITHHELD
1. Election of Class B                                |_|       |_|
   Directors
   (see reverse)

For, except vote withheld from the following nominee(s)

________________________________________________________________________________

                                                      FOR     AGAINST   ABSTAIN
2. Ratification of Deloitte & Touche LLP as           |_|       |_|       |_|
   auditors

--------------------------------------------------------------------------------

                                                  THIS PROXY IS SOLICITED ON
                                                  BEHALF OF THE BOARD OF
                                                  DIRECTORS FOR THE ANNUAL
                                                  MEETING ON APRIL 16, 2002.

                                                  YOUR SIGNATURE ON THE PROXY IS
                                                  YOUR ACKNOWLEDGMENT OF RECEIPT
                                                  OF THE NOTICE OF MEETING AND
                                                  PROXY STATEMENT, BOTH DATED
                                                  MARCH 5, 2002. THE SIGNER
                                                  HEREBY REVOKES ALL PROXIES
                                                  HERETOFORE GIVEN BY THE SIGNER
                                                  TO VOTE AT SAID MEETING OR AT
                                                  ANY ADJOURNMENT THEREOF.

                                                  CHANGE OF
                                                  ADDRESS ON     |_|
                                                  REVERSE SIDE

SIGNATURE(S) ______________________________________________ DATE _______________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
   ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^

                            THE NEW YORK TIMES COMPANY

Dear Stockholder:

The New York Times Company encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone. This eliminates the need to return your proxy card.

To vote your shares electronically, you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

1.    To vote over the Internet:

      o Log on to the Internet and go to the web site http://www.eproxyvote.com/nyt1

2.    To vote by telephone:

      o On a touch-tone telephone, call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

IF YOU CHOOSE TO VOTE YOUR SHARES ELECTRONICALLY, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

                                                                 ---------------
                                                                    NO POSTAGE
                                                                    NECESSARY
                                                                    IF MAILED
                                                                      IN THE
                                                                  UNITED STATES
                                                                 ---------------

                --------------------------------------------------
                              BUSINESS REPLY MAIL
                FIRST-CLASS MAIL     PERMIT NO. 500      EDISON NJ
                --------------------------------------------------
                        POSTAGE WILL BE PAID BY ADDRESSEE

                      C/O EquiServe Trust Company, N.A.
                      ATTN: INSPECTORS OF ELECTION
                      THE NEW YORK TIMES COMPANY
                      PO BOX 8086
                      EDISON NJ 08818-9053

Please return this card ONLY IF YOU PLAN TO   |_| I plan to attend the Meeting.*
ATTEND.
                                              Please type or print clearly.
THE NEW YORK TIMES COMPANY
ANNUAL MEETING OF STOCKHOLDERS                __________________________________
10:00 A.M., TUESDAY, APRIL 16, 2002           Name of Stockholder

NEW AMSTERDAM THEATRE                         __________________________________
214 WEST 42ND STREET                          Street Address
NEW YORK, NEW YORK 10036
                                              __________________________________
The New York Times [LOGO]                     City           State          Zip
           Company
------------------------                      *To facilitate counting, please
                                              vote your proxy even if you are
                                              planning to attend. You can always
                                              revoke it at the meeting if you
                                              wish.

02-540-2